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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 22, 1999
                                                  --------------------


                             CORPORATE EXPRESS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Colorado                      0-24642                   84-0978360
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(State or Other Juris-           (Commission File            (IRS Employer
diction of Incorporation)            Number)               Identification No.)


              1 Environmental Way
              Broomfield, Colorado                80021-3416
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             (Address of Principal                (Zip Code)
              Executive Offices)




                                 (303) 664-2000
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

                  On October 22, 1999, at a special meeting of shareholders, the Registrant's shareholders approved the proposed merger between the Registrant and North Acquisition Corporation, an indirect wholly owned subsidiary of Buhrmann NV. At the meeting, there were 77,541,909 shares voted in favor of the merger and 1,970,897 shares voted against the merger, with 58,991 abstentions and no broker non-votes. See attached Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated October 22, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CORPORATE EXPRESS, INC.
                                        (Registrant)


                                       /s/ Gary M. Jacobs
                                  -------------------------------------------
Date: October 25, 1999            By:      Gary M. Jacobs
                                  Title:   Executive Vice President and Chief
                                           Financial Officer
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                                 EXHIBIT INDEX


Exhibit
Number              Description
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

99.1                Press Release dated October 22, 1999.